UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

ALTAIR ENGINEERING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following email was sent by James Scapa, Founder, Chairman and CEO of Altair Engineering Inc. (“Altair”) to employees of Altair on November 7, 2024:

Dear Altairians,

I know many of you have been in town hall meetings and other conversations to discuss the Siemen’s acquisition of Altair. I hope these have helped to better understand the opportunities ahead and to reduce some anxieties.

Below, Siemens provided a ppt presentation and a video to present their vision and rationale for the transaction.

241106_Altair_Siemens Intro Slides_v3.pptx

Intro Video.pptx

I suggest all of you watch the video and review the ppt when you have time.

Best regards,

JimS

Important Information and Where to Find It

This communication relates to a proposed transaction between Altair and Siemens Industry Software Inc. (“Parent”). In connection with this proposed transaction, Altair has filed a Current Report on Form 8-K with further information regarding the terms and conditions contained in the definitive transaction agreements and will file a proxy statement on Schedule 14A or other documents with the United States Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document that Altair may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ALTAIR ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, when available, will be mailed to stockholders of Altair as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by Altair through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Altair will be available free of charge on Altair’s internet website at https://investor.altair.com or by contacting Altair’s primary investor relations contact by email at ir@altair.com or by phone at (248) 614-2400.

Participants in Solicitation

Altair, Parent, Siemens AG, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Altair, their ownership of Altair common shares, and Altair’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February  22, 2024 (and which is available at

https://www.sec.gov/ix?doc=/Archives/edgar/data/0001701732/000095017024018804/altr-20231231.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Corporate Governance Matters,” “Security Ownership of Certain Beneficial Owners and Management” and “Transactions with Related Persons”, which was filed with the SEC on April  5, 2024 (and which is available at

https://www.sec.gov/ix?doc=/Archives/edgar/data/0001701732/000119312524087903/d722499ddef14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed transaction, including the expected timing and closing of the proposed transaction; Altair’s ability to consummate the proposed transaction; the expected benefits of the proposed transaction and other considerations taken into account by the Altair Board of Directors in approving the proposed transaction; the amounts to be received by stockholders and expectations for Altair prior to and following the closing of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of Altair based on current expectations and assumptions relating to Altair’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed transaction, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Altair, (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Altair to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, dated October 30, 2024, with Siemens (the “Merger Agreement”), including in circumstances requiring Altair to pay a termination fee, (ix) the risk that competing offers will be made; (x) unexpected costs, charges or expenses resulting from the merger, (xi) potential litigation relating to the merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that Altair’s businesses serve which could have an effect on demand for Altair’s products and impact Altair’s profitability and (xiii) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Altair’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A—Risk Factors of Altair’s Annual Report on Form 10-K for the year ended December 31, 2023 and in Altair’s other filings with the SEC. The list of factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and Altair does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of Altair.

The following is a transcript of the video hyperlinked and mentioned in the above email to Altair employees.

0:03

Hi, I’m Cedric.

0:05

I’m a member of the managing board of Siemens and I’m the CEO of Siemens Digital Industries.

0:09

I’m excited to welcome you to Team Siemens.

0:13

Many of you may know us from our engineering heritage for our trains or for businesses.

0:18

Once we were in like mobile phones.

0:20

Today, we are technology companies supporting customers in industry, infrastructure and mobility.

0:28

About 20 years ago, we made a bold decisions to invest heavily in industrial software because we saw where the world was heading.

0:35

We knew that the digital solutions would be crucial for making industry smarter, more efficient and more sustainable.

0:42

Since that time, we have invested more than 20 billion U.S.

0:45

dollars with this acquisition to build the leading industrial software company.

0:51

The addition of Altair to Siemens will reinforce this leadership position.

0:54

The combination of our technology will enable our customers to unlock new insights and make their products even better and more sustainable.

1:01

2 points Software is critical for the future of Siemens.

1:06

But on the other side, we’re very strong on the physical automation on the PLCS.

1:11

And before our eyes, physical objects like PLCS, programmable logic controllers are becoming software too.

1:18

As we look to the future of manufacturing, we see the rise of software defined automation.

1:23

Software will drive every aspect of production, not only on design.

1:26

So it will be more important than ever that we can combine these real and digital worlds.

1:32

As we are about to join forces with your team, I cannot wait to personally welcome each one of you to Siemens soon.

1:38

I already met some of your key people and I’m super, super impressed of the talent I saw.

1:45

What Jim built together with you is nothing less than outstanding and deserves every appreciation.

1:51

My commitment to you is to make sure that we will grow and build on this now.

1:57

All of us are thrilled to bring your talent, expertise and innovation into our fault, and we’re excited about the future we will create together once this transaction has closed.

2:06

From then on, we will continue together, building a brighter and more sustainable world, driving the digital transformation of industry and driving the future of more software defined automation world.

2:18

Now you’ll hear more from Tony, the CEO of Siemens Digital Industries software business.

2:23

Tony, thank you.

2:25

Cedric, I want to take a moment and welcome all of you to Siemens Software.

2:29

You know, we’re a business unit of acquisitions.

2:32

In fact, I was one of the first acquisitions we did 17 years ago to create this organization.

2:37

I became CEO about eight years ago.

2:40

Cedric mentioned our investment in software.

2:43

This business unit really is a result of that investment.

2:46

So where will you fit in?

2:48

Why Altair?

2:49

It starts with our foundation of our strategy.

2:52

We we call it the comprehensive digital twin.

2:55

What we mean by that is the closer we can make the relationship between the virtual world and the real world, the more value it is to our customers because they can make decisions faster with more confidence in what they’re doing.

3:07

And so we think about comprehensive digital twin.

3:09

It’s mechanical design, it’s software, it’s electronics, it’s manufacturing, engineering, manufacturing, planning, the running of the factory, but also simulation, which is a key component of that.

3:19

Now, clearly we’ve had simulation capabilities, but we needed to build out more of that.

3:23

Your proven capabilities will make our comprehensive digital twin even more comprehensive.

3:29

You know, I’ve known Altair for a while.

3:31

I live in Metro Detroit, MI, which is about 40 minutes away from your corporate headquarters.

3:37

I believe together we will make significant differences for our customers.

3:42

I’ve met with the key leaders of the company, of your company.

3:46

I think we have a very good cultural fit.

3:49

But in the end, it comes down to be to people.

3:52

It can be a very exciting, but also with a bit of uncertainty.

3:55

What will this mean to you as individuals?

3:58

Unfortunately, we don’t have all those answers yet and it’s going to take us six months to close.

4:02

So we’re going to be in a period.

4:03

We can’t really talk about all of that.

4:05

But I can tell you this, I can’t think of a better place to work.

4:10

The reason is, is that we have so many opportunities here.

4:14

We have capabilities where we’re in leading edge technology like low code software development.

4:19

What we’re doing in the industrial metaverse, we think about we’re doing a SAS.

4:22

These are all opportunities.

4:23

And with all the acquisitions we’ve done, we have a very strong track record.

4:27

In fact our retention rate is higher post acquisition than it was as stand alone companies.

4:34

So we have lots of opportunity for people throughout the entire organization to move into key roles inside of Siemens overall.

4:40

So it’s an exciting journey ahead.

4:43

You’ll hear more from us soon.

4:45

A warm welcome to the Siemens family.

Important Information and Where to Find It

This communication relates to a proposed transaction between Altair and Siemens Industry Software Inc. (“Parent”). In connection with this proposed transaction, Altair has filed a Current Report on Form 8-K with further information regarding the terms and conditions contained in the definitive transaction agreements and will file a proxy statement on Schedule 14A or other documents with the United States Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document that Altair may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ALTAIR ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, when available, will be mailed to stockholders of Altair as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by Altair through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Altair will be available free of charge on Altair’s internet website at https://investor.altair.com or by contacting Altair’s primary investor relations contact by email at ir@altair.com or by phone at (248) 614-2400.

Participants in Solicitation

Altair, Parent, Siemens AG, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Altair, their ownership of Altair common shares, and Altair’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001701732/000095017024018804/altr-20231231.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Corporate Governance Matters,” “Security Ownership of Certain Beneficial Owners and Management” and “Transactions with Related Persons”, which was filed with the SEC on April 5, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001701732/000119312524087903/d722499ddef14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed transaction, including the expected timing and closing of the proposed transaction; Altair’s ability to consummate the proposed transaction; the expected benefits of the proposed transaction and other considerations taken into account by the Altair Board of Directors in approving the proposed transaction; the amounts to be received by stockholders and expectations for Altair prior to and following the closing of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of Altair based on current expectations and assumptions relating to Altair’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed transaction, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Altair, (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Altair to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, dated October 30, 2024, with Siemens (the “Merger Agreement”), including in circumstances requiring Altair to pay a termination fee, (ix) the risk that competing offers will be made; (x) unexpected costs, charges or expenses resulting from the merger, (xi) potential litigation relating to the merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that Altair’s businesses serve which could have an effect on demand for Altair’s products and impact Altair’s profitability and (xiii) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Altair’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Altair’s Annual Report on Form 10-K for the year ended December 31, 2023 and in Altair’s other filings with the SEC. The list of factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and Altair does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of Altair.